Exhibit 10.3

UNITED STATES PATENT AND TRADEMARK OFFICE

JANUARY 08, 2008 ROBERT J. VAN DER WALL, P.A. GRAND BAY PLAZA, SUITE 701 2665 SOUTH BAYSHORE DRIVE COCONUT GROVE, FL 33133
PTAS - LS

UNITED STATES PATENT AND TRADEMARK OFFICE
NOTICE OF RECORDATION OF ASSIGNMENT DOCUMENT

THE ENCLOSED DOCUMENT HAS BEEN RECORDED BY THE ASSIGNMENT DIVISION OF THE U.S. PATENT AND TRADEMARK OFFICE. A COMPLETE MICROFILM COPY IS AVAILABLE AT THE ASSIGNMENT SEARCH ROOM ON THE REEL AND FRAME NUMBER REFERENCED BELOW.

PLEASE REVIEW ALL INFORMATION CONTAINED ON THIS NOTICE. THE INFORMATION CONTAINED ON THIS RECORDATION NOTICE REFLECTS THE DATA PRESENT IN THE PATENT AND TRADEMARK ASSIGNMENT SYSTEM. IF YOU SHOULD FIND ANY ERRORS OR HAVE QUESTIONS CONCERNING THIS NOTICE, YOU MAY CONTACT THE EMPLOYEE WHOSE NAME APPEARS ON THIS NOTICE AT 571-272-3350. PLEASE SEND REQUEST FOR CORRECTION TO U.S. PATENT AND TRADEMARK OFFICE, MAIL STOP: ASSIGNMENT SERVICES BRANCH, P.O. BOX 1450, ALEXANDRIA, VA 22313.

RECORDATION DATE: 12/27/2007	REEL/FRAME: C20330/0919
NUMBER OF PAGES: 3

BRIEF: ASSIGNMENT OF ASSIGNOR'S INTEREST (SEE DOCUMENT FOR DETAILS).

ASSIGNOR:
HUNT, LARRY	DOC DATE: 12/21/2007

ASSIGNOR: SCHUR, HENRY B. ASSIGNEE: ENVIRO FUELS MANUFACTURING, INC. 676 WEST PROSPECT ROAD FT. LAUDERDALE, FLORIDA 33312 SERIAL NUMBER: 1200S212 PATENT NUMBER: TITLE:	DOC: DATE: 12/21/2007 FILING DATE: ISSUE DATE:

ASSIGNMENT SERVICES BRANCH
PUBLIC RECORDS DIVISION

PATENT ASSIGNMENT COVER SHEET

Commissioner for Patents
 P.O. Box 1450
Alexandria, VA 22313-1450

Title: HIGH EFFICIENCY COMBUSTION STOVE

Atty Docket No.: 1143-1

Please record the attached original documents or copy thereof.

1.           Name of Conveying Party:    Larry Hunt and Henry B. Schur

2.           Date of Conveyance:    December 21, 2007

3. Name/Address
of Receiving Party:;    Enviro Fuels Manufacturing, Inc.
                       676 West Prospect Road
                                              Ft. Lauderdale, FL 33312

4.           Nature of Conveyance:  Assignment  12/005212

5.           The date of application is: Accompanying Assignment

6.            All correspondence concerning this document should be sent to

Robert J. Van Der Wall, P.A.
Grand Bay Plaza Suite 701
2665 South Bayshore Drive
Coconut Grove, Florida 33133

7.            Total Number of applications and patents involved:        1

8.            Total Fee (37 CFR 1.21(h) and 3.41)    $ 40.00 (enclosed)

9.    To the best of my knowledge and belief, the foregoing information is true and correct and any attached copy is a true copy of the original document.

Respectfully submitted,

ROBERT J. VAN DER WALL, P.C.
Grand Bay Plaza, Suite 701
2655 South Bayshore Drive
Coconut Grove, Florida  33133
Telephone:  (305) 358-6000
Facsimile:  (305) 860-2068

By:  /s/ Robert J. Van Der Wall
ROBERT J. VAN DER WALL
Registration No. 28,125